                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [X]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                       FARMERS & MERCHANTS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

[Farmers & Merchants Bancorp Logo]

March 5, 2002


TO OUR STOCKHOLDERS

I am pleased to invite you to attend the Annual Meeting of the Stockholders of FARMERS & MERCHANTS BANCORP, INC. The meeting will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on April 6, 2002 at 1:00 P.M., EST.

Matters scheduled for consideration at this meeting are:

      1.  to elect fourteen (14) directors of the Corporation;
      2. to ratify the appointment of Krouse, Kern & Co., Inc. as independent auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2002; and
      3. to transact such other business as may properly come before the meeting or any adjournment thereof.

The meeting will also provide an opportunity to review with you the results of Farmers & Merchants Bancorp, Inc. and its subsidiaries during 2001.

Your vote is important no matter how many shares you own. I encourage you to vote your shares. If you choose not to attend the Annual Meeting of the Stockholders, you may vote by mail by signing, dating and returning the proxy card in the accompanying envelope. If you do attend the meeting and desire to vote in person, you may do so even though you have previously submitted your proxy.

I look forward to seeing you at the meeting.

Sincerely,

Farmers & Merchants Bancorp, Inc.



Eugene Bernath
Chairman of the Board

[Farmers & Merchants Bancorp Logo)


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held April 6, 2002

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation") will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on April 6, 2002 at 1:00 P.M., EST, for the following purposes:

      1.  To elect fourteen (14) directors of the Corporation;
      2. To ratify the appointment of Krouse, Kern & Co., Inc. as independent auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2002;
      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 31, 2001, as the record date for determination of shareholders who are entitled to notice of and to vote at the meeting.

If the enclosed proxy and annual report are being delivered to two or more security holders who share the same address, and the security holders sharing the same address each desires to receive a proxy statement and annual report, or if there are more than one copy of the proxy statement and annual report being delivered to security holders who share the same address, and it is preferred to receive a single copy of such proxy statement and annual report, please notify Carol J. England, Secretary of Farmers & Merchants Bancorp, Inc. in writing at Farmers & Merchants Bancorp, Inc., 119 N. Fulton St., Wauseon, Ohio 43567 or by telephone at 419-337-3085.

                                             By Order of the Board of Directors



                                                      Carol J. England
                                                          Secretary


Archbold, Ohio
March 5, 2002

YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE, AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

      The Proxy Statement, proxy card and Farmers & Merchants Bancorp, Inc.
              2001 Annual Report will be mailed to each stockholder
                     commencing on or about March 7, 2002.

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
General Information About the Meeting and Voting                                                              1

Election of Directors                                                                                         4

Director Meeting Attendance and Fee Arrangements                                                              5

     Audit Committee Report                                                                                   6

Other Information About Directors and Executive Officers                                                      6

Ownership of Common Stock                                                                                     7

Compensation of Directors and Executive Officers                                                              8

Retirement Income Plan                                                                                        8

Performance Graph                                                                                             9

Ratification of Appointment of Auditors                                                                       10

Proposals of Shareholders for Next Annual Meeting                                                             10

Other Matters                                                                                                 10

Audit Committee Charter -- Appendix A                                                                         11

                                 PROXY STATEMENT

                                       for

                         ANNUAL MEETING OF SHAREHOLDERS

                                  April 6, 2002


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation") to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on April 6, 2002 at 1:00 P.M., EST, and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.

                GENERAL INFORMATION ABOUT THE MEETING AND VOTING

WHO MAY VOTE AT THE MEETING?

The Board of Directors has fixed the close of business on December 31, 2001 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. You are entitled to one vote for each share of common stock you held on the record date, including shares:

      -   held directly in your name; and

      - held for you in an account with a broker, bank or other nominee (shares held in "street name").

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A majority of Farmers & Merchants Bancorp, Inc. outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date there were 1,300,000 shares of the Corporation's common stock, without par value ("Common Stock"), the holders of which are entitled to one vote per share. Your shares are counted as present at the meeting if you:

      -   are present and vote in person at the meeting; or

      -   have properly submitted a proxy card prior to the meeting.

WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

There are two proposals scheduled to be voted on at the meeting:

      -   election of fourteen (14) directors; and

      - ratification of appointment of Krouse, Kern & Co., Inc. as independent auditor.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the 14 nominees who receive the largest number of "FOR" votes cast will be elected as directors.

HOW ARE VOTES COUNTED?

A shareholder may

      -   Abstain from voting on directors as a whole

      -   Abstain from voting on other proxy matters

      -   Abstain from voting for one or more nominees

      -   Approve each proxy matter

      -   Disapprove each proxy matter

      -   Vote for or against each nominee without having its proxy ignored

The laws of Ohio under which the Corporation is incorporated provide that, if notice in writing is given by any Shareholder to the President, Vice President or the Secretary of the Corporation not less than 48 hours before the time fixed for holding a meeting of Shareholders for the purpose of electing Directors, that he desires that the voting at that election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the Shareholder giving such notice, each Shareholder shall have the right to cumulate such voting powers as he possesses in voting for Directors.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board of Directors recommends that you vote "FOR" each of the director nominees and "FOR" ratification of Krouse, Kern & Co., Inc. as independent auditor.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

Whether you hold shares directly or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy as follows:

      - By Mail -- You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

For shares held in street name, you should follow the voting instructions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone, or Internet, your shares will be voted by your broker or nominee as you have directed.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

Even if you plan to attend the meeting, we encourage you to vote by mail so your vote will be counted if you later decide not to attend the meeting.

If you choose to vote at the Annual Meeting:

      - If you are a stockholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identity.

      - If you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting.

Bring the proxy (for record holders) or proof of beneficial ownership (for street name holders) such as a recent brokerage statement or a letter from your bank or broker, and proof of identity to the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

It means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy.

MAY I CHANGE MY VOTE?

Yes. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not he has previously submitted a proxy. Where no instructions are indicated, proxies will be voted FOR the election of the fourteen nominees for directors, and FOR the ratification of the appointment of Krouse, Kern & Co., Inc. as the independent certified public accountants for the calendar year 2001.

WHEN WILL THE PROXY AND ANNUAL REPORT BE MAILED TO STOCKHOLDERS

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about March 15, 2002.

                              ELECTION OF DIRECTORS

The Code of Regulations of Farmers & Merchants Bancorp, Inc. provides that the number of Directors to be elected at the Shareholder Meeting will be determined by the vote of the Shareholders, but shall not be less than nine or greater than twenty. Currently, the number of Directors is set at fourteen.

Fourteen Directors of the Corporation are to be elected at the meeting. Each such Director will be elected to serve in accordance with the By Laws of the Corporation until the next annual meeting of shareholders and until his successor is elected and qualified. The favorable vote of holders of a majority of the shares of Common Stock represented at the meeting, in person or by proxy, is required to elect any nominee for director.

It is the intention of the individual named in the enclosed form for proxy to vote such proxy for the election of directors of persons hereinafter named. Management has no reason to believe that any of the nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as management may recommend.

Set forth below is information concerning the nominees for the election to the Board of Directors.

                                                                                                           Year First
                                                      Principal Occupation or                                Became
      Name                      Age              Employment for Past Five Years                             Director
      ----                      ---              ------------------------------                             --------
Eugene D. Bernath               69               Farmer                                                          1978

Dexter L. Benecke               59               President, Viking Trucking, Inc.                                1999

Jerry L. Boyers                 68               President, Edifice Construction                                 1976
                                                   Management

Joe E. Crossgrove               65               President, Chief Executive Officer                              1992
                                                    The Farmers & Merchants State Bank

Robert G. Frey                  62               President, E. H. Frey & Sons, Inc.                              1987

Julian Giovarelli               70               President, GIO Sales, Inc.                                      2000

Jack C. Johnson                 49               President, Hawk's Clothing, Inc.                                1991
                                                    Partner, REJO Partnership
Dean E. Miller                  58               President, MBC Holdings, Inc.                                   1986

Anthony J. Rupp                 52               President, Rupp Furniture Co.                                   2000

David P. Rupp Jr.               60               Attorney, Plassman, Rupp, Hensal & Short                        2001

James C. Saneholtz              55               President, Saneholtz-McKarns, Inc.                              1995

Maynard Sauder                  70               Chairman, Sauder Woodworking Co.                                1980

Merle J. Short                  61               Farmer, President of Promow, Inc.                               1987

Steven J. Wyse                  57               President, SteelinQ Systems, Inc.                               1991

Anthony J. Rupp and David P. Rupp Jr. both of whom are being nominated to the Board of Directors are brothers.

David P. Rupp Jr. is an attorney with membership in the law firm of Plassman, Rupp, Hensal & Short of Archbold, Ohio. The law firm has been retained by the Corporation, and its subsidiaries, during the past fifteen years and is to be retained currently.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.

                DIRECTOR MEETING ATTENDANCE AND FEE ARRANGEMENTS

The following table summarizes the membership of the Board of Directors and each of its committees, and the number of times each met during 2001.

                                      BOARD            AUDIT COMMITTEE          COMPENSATION COMMITTEE
                                      -----            ---------------          ----------------------
     Dexter L. Beneke               Member
     Eugene D. Bernath              Member                 Member                       Member
     Jerry L. Boyers                Member
     Joe E. Crossgrove              Member
     Robert G. Frey                 Member
     Julian Giovarelli              Member                 Member
     Jack C. Johnson                Member                                              Member
     Dean E. Miller                 Member                                              Member
     Dale L. Nafziger               Member
     Anthony J. Rupp                Member
     David P. Rupp Jr.              Member
     James C. Saneholtz             Member
     Maynard Sauder                 Member                 Member                       Member
     Merle J. Short                 Member                 Member
     Steven J. Wyse                 Member
     NUMBER OF MEETINGS
         IN 2001                      27                      3                            1

The directors of Farmers & Merchants Bancorp, Inc. are also the directors of The Farmers & Merchants State Bank and Farmers & Merchants Life Insurance Co.

During 2001, each director attended 75% or more of the total meetings of the Board and the committees on which they served (held during the period that was served as a director) of the Farmers & Merchants State Bank the primary operating entity except for James C. Saneholtz, Maynard Sauder, and Steven J. Wyse who attended 74%, 74% and 59%, respectively of the Board meetings.

Directors of The Farmers & Merchants State Bank are compensated at a rate of $300 each for each meeting attended, plus a bonus of $600. Directors receive no compensation for services performed while serving on special committees.

The Board of Directors of Farmers & Merchants Bancorp, Inc. does not have a standing nominating committee or any other committee performing similar functions.

The Board of Directors of the Company's bank subsidiary has an Executive Salary Committee that is responsible for establishing salary levels for its executive officers. In determining the compensation of the executive officers of the Company's subsidiaries, the subsidiaries have sought to create a compensation program that relates compensation to financial performance, recognizes individual contributions and achievements, and attracts and retains outstanding executive officers.

Each year, the Executive Salary Committee of The Farmers & Merchants State Bank sets a salary for its executive officers by reviewing the performance of each officer, as well as, by making compensation comparisons with banks of similar size in order to determine whether such salary levels are adequate to attract and retain qualified executive officers. Officers, who are also members of the Board of Directors, do not participate in the voting as it pertains to compensation matters.

There are two components of the compensation program for all executive officers of the Company's subsidiary, The Farmers & Merchants State Bank, a base salary component and a bonus component, which is applicable to all employees, set by the Board of Directors in December of each year, and paid in that year.

The Board of Directors of the Bank subsidiary, The Farmers & Merchants State Bank has an Audit Committee composed of Eugene Bernath, Director and Chairman of the Board, Maynard Sauder, Director and Vice Chairman, Julian Giovarelli, Director, Merle Short, Director and Kent Roth, Internal Auditor. The function of the Audit Committee is to review the adequacy of the Company's system of internal controls, to investigate the scope and adequacy of the work of the Company's independent public accountants and to recommend to the Board of Directors a firm of accountants to serve as the Company's independent public accountants.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors submits the following report on the performance of certain of its responsibilities for the year 2001. The purposes and responsibilities of the Committee are elaborated in the Committee charter, which was adopted by the Board of Directors on February, 15, 1991, and is included in this proxy statement as Exhibit A.

Management of the Company has primary responsibility for the financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors are responsible for performing an independent audit of the company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. This audit serves as a basis for the auditors' opinion in the annual report to stockholders addressing whether the financial statements fairly present the Company's financial position, results of operations and cash flows. The Audit Committee's responsibility is to monitor and oversee these processes.

In reviewing the independence of the Company's outside auditors, the Committee has received from Krouse, Kern & Co., Inc. the written disclosures and letter regarding relationships between Krouse, Kern & Co., Inc. and its related entities and the Company and its related entities and has discussed with Krouse, Kern & Co., Inc. its independence from the Company as required by Independence Standards Board Standard No. 1. As part of this review, the Committee considered whether the non-audit services provided by Krouse, Kern & Co., Inc. to the company during 2001 were compatible with maintaining Krouse, Kern & Co., Inc.'s independence. The following amounts were billed to Farmers & Merchants Bancorp, Inc. and its subsidiaries by Krouse, Kern & Co., Inc. and its affiliates during 2001 for audit and non-audit services:

             1.   Audit fees                                  $ 66,195
             2.   Tax preparation                                3,435

Audit fees include all audit fees in connection with The Company and its subsidiaries, as well as, the review of the Company's 10-Q filed during 2001.

The Committee considered and concluded that the provision for non-audit services by Krouse, Kern & Co., Inc. and its affiliates was compatible with maintaining the independent auditors' independence.

In fulfilling its responsibilities relating to the Company's internal control, accounting and financial reporting policies and auditing practices, the Committee has reviewed and discussed with management and Krouse, Kern & Co., Inc. the Company's audited financial statements for 2001. In this connection, the Committee has discussed with Krouse, Kern & Co., Inc. its judgments about the quality, in addition to the acceptability, of the Company's accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Members of the Audit Committee are as follows:

        Eugene D. Bernath, Chairman
        Julian Giovarelli
        Maynard Sauder
        Merle J. Short

            OTHER INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

During 2001, certain directors, executive officers, members of their immediate family, and their associates had banking transactions, including loans, in the ordinary course of business with the Company's bank subsidiary. All loans were on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. The loans did not involve more than a normal risk of collection or have other unfavorable features. The maximum aggregate amount of loans to directors and principal officers of the bank subsidiary during 2001 was in the amount of $20 million. This maximum amount occurred in September, 2001. The December 31, 2001 balance of director and principal officer loans in the aggregate of $16.3 million amounts to 27.5% of the equity capital of the bank subsidiary at that date. As of the date hereof, all of such loans were performing loans.

                            OWNERSHIP OF COMMON STOCK

The following table sets forth the number of shares of Common Stock beneficially owned at December 31, 2001 by (a) each person who is known by the Corporation to beneficially own more than five percent of the Common Stock, (b) each director and nominee, and (c) all directors and officers as a group.

 Name and Address of                                     Amounts of Shares of Common
   Beneficial Owner                                       Stock Beneficially Owned                 Percent of Total
   ----------------                                       ------------------------                 ----------------
Beneficial owners of more than 5%:

    None

Beneficial ownership of nominees for director:

    Dexter L. Benecke                                             806                                       .06%
    Eugene D. Bernath                                           4,254                                       .33
    Jerry L. Boyers                                             3,380                                       .26
    Joe E. Crossgrove                                           2,600                                       .20
    Robert G. Frey                                              3,125                                       .24
    Julian Giovarelli                                             250                                       .02
    Jack C. Johnson                                             1,075                                       .08
    Dean E. Miller                                              7,775                                       .60
    Anthony J. Rupp                                             2,757                                       .21
    David P. Rupp Jr.                                           3,140                                       .24
    James C. Saneholtz                                            325                                       .03
    Maynard Sauder                                             16,870                                      1.30
    Merle J. Short                                              4,740                                       .36
    Steven J. Wyse                                             21,800                                      1.68


The Directors as a group hold and beneficially own 79,947 shares or 6.15% of the total outstanding shares of the Corporation as of December 31, 2001. Directors and executive officers as a group hold and beneficially own 81,887 shares or 6.30% of the total shares outstanding.

In the determination of beneficial ownership, management has limited the inclusion of shares to members of shareholders' immediate household.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The executive officers of the Company receive no compensation from the Company for services rendered as executive officers of the Company. Instead, they are paid by the Company's bank subsidiary, The Farmers & Merchants State Bank, for services rendered in their capacity as executive officers of the Company and its subsidiaries. The Company and its other non-bank subsidiaries reimburse the Bank subsidiary for their share of applicable payroll costs. Decisions on compensation are made by the Executive Salary Committee of The Farmers & Merchants State Bank.

The following table shows, for fiscal years ended December 31, 2001, 2000 and 1999, the cash compensation paid by the Company and its subsidiaries, as well as, certain other compensation paid or accrued for those years, to Joe E. Crossgrove, the President and Treasurer of Farmers & Merchants Bancorp, Inc., President and Chief Executive Officer of The Farmers & Merchants State Bank, and Vice President of Farmers & Merchants Life Insurance Company and the other executive officers who received compensation in excess of $100,000. The holding company has no employees; all compensation was paid by the bank subsidiary.

     Name and                                                Base                           Other Annual
Principal Position                      Year                 Salary           Bonus         Compensation
------------------                      ----              -------------    -------------    ------------
Joe E. Crossgrove                       2001              $     144,750    $      24,511    $       18,571
    President and Chief                 2000                    138,406           21,384            17,651
      Executive Officer                 1999                    134,811           18,400            17,129

Edward A. Leininger                     2001              $      92,600    $      15,931    $       11,301
     Executive Vice President

Rex D. Rice                             2001              $      92,600    $      15,931    $       10,838
      Executive Vice President

Salary to Joe E. Crossgrove includes directors' fees of $8,400 for 2001, 2000 and 1999.

Other compensation is the annual cost attributable to contributions to the 401(k) profit sharing plan.

No incidental benefits accrue to officers which, in the opinion of management, are not job related, normal and appropriate in connection with the conduct of the bank subsidiary's business affairs.

There are no long-term incentive programs or stock option programs in effect.

                             RETIREMENT INCOME PLAN

The Bank has established a 401(k) profit sharing plan that allows eligible employees to save at a minimum one percent of eligible compensation on a pre-tax basis, subject to certain Internal Revenue Service limitations. The Bank will match 50% of employee 401(k) contributions up to four percent of total eligible compensation. In addition the Bank may make a discretionary contribution from time to time as is deemed advisable. A participant is 100% vested in the participant's deferral contributions and employer matching contributions. A seven year vesting schedule applies to employer discretionary contributions.

In order to be eligible to participate, the employee must be 21 years of age, completed six months of service, work 1,000 hours in the plan year and be employed on the last day of the year. Entry dates have been established at January 1 and July 1 of each year.

The plan calls for only lump-sum distributions upon either termination of employment, retirement, death or disability.

                                PERFORMANCE GRAPH

Below is a graph comparing the yearly percentage change in the Company's cumulative total shareholder return on its common shares with an index for NASDAQ Stock Market (U.S. Companies) comprised of all domestic common shares traded on the NASDAQ National Market System, and an index for financial institutions with total assets greater than $500 million but less than $1 billion as compiled by SNL Securities for the five-year period ended December 31, 2001.

The Board of Directors recognize that the market price of stock is influenced by many factors, only one of which is performance. The stock price performance shown on the graph is not necessarily indicative of future performance.

                      RETURNS ASSUME DIVIDEND REINVESTMENT
                           INDEXED TO $100 AT L2/31/96

                                  [LINE GRAPH]



                                                                           PERIOD ENDING
                                             ---------------------------------------------------------------------------
   INDEX                                          12/31/96     12/31/97    12/31/98    12/31/99    12/31/00    12/31/01
   ---------------------------------------------------------------------------------------------------------------------
   Farmers & Merchants Bancorp, Inc.                100.00       140.93      196.25      213.18      324.79      248.00
   NASDAQ - Total US*                               100.00       122.48      172.68      320.89      193.01      153.15
   SNL $500M-$1B Bank Index                         100.00       162.56      159.83      147.95      141.62      183.73

*Source: CRSP, Center for Research in Security Prices, Graduate School of
Business, The University of Chicago 2001.

Used with permission. All rights reserved.
crsp.com.

                                                    SNL SECURITIES LC                                    (804) 977-1600



            INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Directors and principal officers of the bank subsidiary and their associates were customers of, and had transactions with, the bank subsidiary in the ordinary course of business during the year 2001. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors intends to reappoint the firm of Krouse, Kern & Co., Inc., independent certified public accountants, to be auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2002, and recommends to shareholders that they vote for ratification of that appointment. Krouse, Kern & Co., Inc., served as auditors of the Corporation and its subsidiaries for the year 2001. Although it is not required to do so, the Board of Directors is submitting the appointment of Krouse, Kern & Co., Inc., for ratification by shareholders in order to ascertain the views of the shareholders. If such appointment is not ratified, the Board will consider, but not necessarily select other auditors.

Representatives of Krouse, Kern & Co., Inc., will be present at the shareholders' meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. The Corporation has been advised by Krouse, Kern & Co., Inc., that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiaries, other than as a depositor, and it has no connections with the Corporation or its subsidiaries in any capacity other than that of public accountants.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE RETENTION OF KROUSE, KERN & CO., INC.

                PROPOSALS OF SHAREHOLDERS FOR NEXT ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2002 Annual Shareholders' Meeting must be received at the Corporation's offices at 307-11 North Defiance Street, Archbold, Ohio 43502, prior to December 1, 2002 for inclusion in the proxy statement and form of proxy.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by the Corporation.

In addition to the solicitation of proxies by use of the mails, the Corporation will utilize the services of some of its officers as well as regular employees of the bank subsidiary (who will receive no compensation therefor in addition to their regular salaries as paid by the bank subsidiary) to solicit proxies personally and by telephone. The Corporation will request banks and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

A COPY OF THE CORPORATION'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2001 IS ENCLOSED. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR SUCH YEAR, WITH EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("2001 10-K"), IS AVAILABLE TO ANY SHAREHOLDER FREE OF CHARGE. SHAREHOLDERS DESIRING A COPY OF THE 2001 10-K SHOULD ADDRESS WRITTEN REQUESTS TO MR. JOE E. CROSSGROVE, PRESIDENT AND TREASURER OF FARMERS & MERCHANTS BANCORP, INC., 307-11 NORTH DEFIANCE STREET, ARCHBOLD, OHIO 43502, AND ARE ASKED TO MARK "2001 10-K REQUEST" ON THE OUTSIDE OF THE ENVELOPE CONTAINING THE REQUEST.


                                             By Order of the Board of Directors


                                                       Carol J. England
                                                           Secretary
Archbold, Ohio
March 5, 2002

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

AUTHORITY

Primary responsibility for the company's financial reporting and internal operating controls is vested in senior operating management as overseen by the board of directors (board). The audit committee, composed of four independent directors, is a standing committee of the board established to assist it in fulfilling its statutory and fiduciary responsibilities.

The audit committee shall have unrestricted access to company personnel and documents and will be given the resources necessary to discharge its responsibilities. The audit committee will meet on a regular basis and call special meetings as required.

RESPONSIBILITIES

1.       Financial reporting

         The responsibility of the audit committee in the area of financial reporting is to provide assurance that financial disclosures made by management reasonably portrays the company's financial condition, results of operations and plans and long-term commitments. To accomplish this, the audit committee will

         a. Oversee the external audit coverage, including Annual nomination of the independent public accountants.

                  Auditor engagement letters.
                  Timing of auditor's visits.
                  Coordination with internal auditing.
                  Monitoring of audit results.
                  Review of auditor's performance.
                  Review of non-audit services.

         b.       Review accounting policies and policy decision.

         c. Review the financial statements, including Interim financial statements. Annual financial statements, auditor's opinion and management letters. Other reports requiring approval by the board before submission to the Securities and Exchange Commission or other government agencies.

         d. Inquire about the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

         e. Determine the open years on federal income tax returns and whether there are any significant items that have been or might be disputed by the Internal Revenue Service and inquire about the status of related tax reserves.

         f. Arrange for periodic reports from management, the independent public accountant and the internal auditor to assess the impact of significant regulatory changes and accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC or any other significant matters that may affect the company.

         g. Review with management, management's discussion and analysis section of the annual report.

         h. Ask management and the independent public accountants if there were any significant reporting or operational issues affecting the financial statements that were discussed during the accounting period and, if so, how they were resolved.

         i. Obtain from management a notification of issues and responses whenever a second opinion is sought from an independent public accountant.

         j. Review the letter of management representations given to the independent public accountants and inquire whether any difficulties were encountered in obtained the letter.

         k. Prepare a letter, signed by the chairman of the audit committee, describing the audit committee's activities and responsibilities. This letter should be included in the annual report to stockholders.

2.  Corporate governance

The responsibility of the audit committee in the area of corporate governance is to provide assurance the corporation is in reasonable compliance with pertinent laws and regulations, is conducting its affairs ethically and is maintaining effective controls against employee conflict of interest and fraud. To accomplish this, the audit committee will

         a. Review corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

         b. Review current and pending litigation or regulatory proceedings bearing on corporate governance in which the corporation is a party.

         c. Review significant cases of employee conflict of interest, misconduct or fraud.

         d. Require the internal auditor to report in writing annually on the scope of reviews of corporate governance and any significant findings.

         e. Review in-house policies and procedures for regular review of officers expenses and perquisites, including use of corporate assets.

         f. Review and approve the internal audit charter that explains the functional and organizational framework for providing services to management and to the audit committee, including the purpose, responsibility, authority and reporting relationships of the internal audit function.

         g. Review and approve management's appointment and termination of the company's director of internal auditing.

         h. Review plans and budgets to determine that internal audit objectives and goals, staffing plans, financial budgets and audit schedules provide for adequate support of the audit committee's goals and objectives.

         i. Determine the extent to which the planned audit scope of internal auditing and the independent public accountant can be relied on to detect fraud or weaknesses in internal controls, and review management's plans to monitor compliance with these internal controls.

         j. Discuss with the internal auditor and the independent public accountant the review of the company's electronic data processing procedures and controls and inquire about specific security programs to protect against computer fraud or misuse both within and outside the company.

         k. Meet regularly with the company's general counsel to discuss legal matters that may have a significant impact on the company.

3.  Internal Control

It is incumbent on the audit committee to fulfill its oversight responsibilities without unnecessary or inappropriate intervention with the prerogatives of corporate management. Nevertheless, to carry out its responsibility, the audit committee must

         a. Meet privately with the independent public accountants to discuss pertinent matters, including quality of management, financial, accounting and internal audit personnel, and to determine if any restrictions have been placed by management on the scope of their examination or if there are other matters that should be discussed with audit committee.

         b. Provide for periodic quality assurance reviews to ensure that the internal auditing function is operating in accordance with the Standards for the Professional Practice of Internal Auditing. Request information on the results of the most recent peer review of external auditors and the nature of any needed corrective measures.

         c. Review different aspects of the company on a planned basis to ensure a general understanding of the operations and functional areas of the organization.

         d. Direct special investigations into significant matters brought to its attention within the scope of its duties.

         e. Review this charter annually and propose to the board any recommended changes.

         f.       Report audit committee activities to the board regularly.

                                      PROXY

                        FARMERS & MERCHANTS BANCORP, INC.
                                 ARCHBOLD, OHIO

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE, BY OBTAINING THE PROXY FROM THE SECRETARY, WHO WILL GIVE YOU THE PROXY UPON ORAL OR WRITTEN REQUEST.


The undersigned hereby appoints Eugene Bernath or any one or more of them, the attorneys and proxies of the undersigned, with power of substitution to act with respect to all shares of the Capital Stock of Farmers & Merchants Bancorp, Inc. registered in the name of the undersigned, with all powers which the undersigned would possess if personally present at the Annual Meeting of the Shareholders of Farmers & Merchants Bancorp, Inc. to be held in the Founders Hall at Sauder Village, State Route 2, Archbold, Ohio, on Saturday, April 6, 2002, at 1:00 P.M., EST, and at any adjournments thereof, and to vote as follows:

1. Fixing the number of Directors to be elected at 14 and the election of the 14 nominees namely: Dexter Benecke, Eugene Bernath, Jerry L. Boyers, Joe E. Crossgrove, Robert Frey, Julian Giovarelli, Jack Johnson, Dean Miller, Anthony Rupp, David P. Rupp Jr., James Saneholtz, Maynard Sauder, Merle Short, and Steven J. Wyse.


                         For                                  Withhold Authority
        -----------------                  -------------------

         IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE DRAW A LINE THROUGH THE NOMINEE'S NAME.

2. To ratify the appointment of Krouse, Kern & Co., Inc., as independent auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2002.

3. To transact any and all other business as may properly come before the meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS LISTED ABOVE UNLESS INDICATED TO THE CONTRARY. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF SAID MEETING.

The majority of said attorneys and proxies at said meeting and adjournments thereof, (or if only one be present, then that one), shall have and may exercise all of the powers of said attorneys and proxies.


                              DATED                                      , 2002
                                    -------------------------------------

                              -------------------------------------------------

                              -------------------------------------------------

(If signed in a fiduciary capacity, please give full fiduciary title. If signed by a corporation, sign the full corporate name followed by the signature of the duly authorized officer. If signed by an agent, attach the instrument authorizing the agent to execute the proxy or a photocopy thereof.)

Please sign and date the Proxy and return it in the enclosed envelope.

================================================================================


                  INVITATION TO FAMILY STYLE SIT-DOWN LUNCHEON
                            12:00 P.M., April 6, 2002
                         Founders Hall at Sauder Village


To: Shareholders of Farmers & Merchants Bancorp, Inc.


A family style luncheon for shareholders and one guest will be held in the Founders Hall at Sauder Village beginning at 12:00 P.M., April 6, 2002.


         Musical entertainment will be provided during the luncheon hour.


         Please return your reservation together with your Proxy in the self-addressed envelope enclosed.


Your attendance at the Annual Meeting immediately following the family style sit-down luncheon will give you an opportunity to become acquainted with other shareholders and become better informed on the operations of your bank.


                                              Sincerely,



                                              Joe E. Crossgrove
                                              President and
                                                Chief Executive Officer

            -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                 RESERVATION FOR FAMILY STYLE SIT-DOWN LUNCHEON

                     12:00 P.M. Founders Hall, April 6, 2002

                                 I will attend with a guest
                      ----------

                                        I will attend
                              ----------


                                                   ----------------------------
                                                            Signature


================================================================================